PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            1998 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/98:       $22,422,830.59
Total Class A Distributions Per $1,000 of Original Investment:         $59.01

Total Class B Distributions For The Year Ended 12/31/98:        $1,210,565.64
Total Class B Distributions Per $1,000 of Original Investment:         $60.53

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,422,830.59
Class A Distributions of Interest Per $1,000 of Original Investment:   $59.01

Class B Distributions Allocated to Certificate Interest         $1,210,565.64
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.53

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            1998 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/98:       $22,171,691.18
Total Class A Distributions Per $1,000 of Original Investment:         $58.50

Total Class B Distributions For The Year Ended 12/31/98:        $1,260,448.10
Total Class B Distributions Per $1,000 of Original Investment:         $60.02

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,171,691.18
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.50

Class B Distributions Allocated to Certificate Interest         $1,260,448.10
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.02

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            1998 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/98:       $24,733,443.56
Total Class A Distributions Per $1,000 of Original Investment:         $58.20

Total Class B Distributions For The Year Ended 12/31/98:        $2,032,563.90
Total Class B Distributions Per $1,000 of Original Investment:         $60.22

Total Collateral Interest Distributions For The Year
 Ended 12/31/98:                                                $1,803,475.56
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $43.72

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $24,733.443.56
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.20

Class B Distributions Allocated to Certificate Interest         $2,032,563.90
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.22

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,803,475.56
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $43.72

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            1998 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/98:       $24,776,533.83
Total Class A Distributions Per $1,000 of Original Investment:         $58.30

Total Class B Distributions For The Year Ended 12/31/98:        $2,035,985.77
Total Class B Distributions Per $1,000 of Original Investment:         $60.33

Total Collateral Interest Distributions For The Year
 Ended 12/31/98:                                                $1,943,480.58
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $47.11

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $24,776,533.83
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.30

Class B Distributions Allocated to Certificate Interest         $2,0350985.77
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.33

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,943,480.58
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $47.11

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            1998 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/98:       $14,048,945.00
Total Class A Distributions Per $1,000 of Original Investment:         $40.96

Total Class B Distributions For The Year Ended 12/31/98:        $1,144,593.64
Total Class B Distributions Per $1,000 of Original Investment:         $42.39

Total Collateral Interest Distributions For The Year
 Ended 12/31/98:                                                  $873,482.30
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $29.12

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $14,048,945.00
Class A Distributions of Interest Per $1,000 of Original Investment:   $40.96

Class B Distributions Allocated to Certificate Interest         $1,144,593.64
Class B Distributions of Interest Per $1,000 of Original Investment:   $42.39

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                        $873,482.30
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $29.12